UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Under Rule 14a-12

ORGENESIS INC.
(Name of Registrant as Specified in Its Charter)

_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ORGENESIS INC.
20271 Goldenrod Lane
Germantown, Maryland 20876

October 7, 2019

To Our Stockholders:

You are cordially invited to attend the 2019 annual meeting of stockholders of Orgenesis Inc. (the “Company”) to be held at 10:00 a.m. EST on November 26, 2019 at the offices of Pearl Cohen Zedek Latzer Baratz, 1500 Broadway, New York, NY 10036.

Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the annual meeting, five persons will be elected to our board of directors (“Board”). In addition, we will ask stockholders to (i) approve a proposed amendment to the Company’s 2017 Equity Incentive Plan, (ii) approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by our board of directors, with such rights, privileges, preferences and limitations as our board of directors may, in its sole discretion, determine, and (iii) ratify the appointment of Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for our fiscal year ending December 31, 2019. Our Board recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On October 12, 2019, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2019 Annual Meeting of Stockholders and our 2019 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Orgenesis Inc. We look forward to seeing you at the annual meeting.

Sincerely,

/s/ Vered Caplan
Vered Caplan
Chairperson of the Board

___________________________________

ORGENESIS INC.
20271 Goldenrod Lane
Germantown, Maryland 20876

October 7, 2019

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. EST

DATE: November 26, 2019

PLACE: Pearl Cohen Zedek Latzer Baratz, 1500 Broadway, New York, NY 10036

PURPOSES:

1.	To elect five directors to serve one-year terms expiring in 2020;

2.	To approve a proposed amendment to the Company’s 2017 Equity Incentive Plan to increase the number of shares available for the grant of awards by 1,250,000 shares;

3.

To approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by our board of directors, with such rights, privileges, preferences and limitations as our board of directors may, in its sole discretion, determine;

4.

To ratify the appointment of Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

5.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Orgenesis Inc. common stock at the close of business on September 27, 2019. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 20271 Goldenrod Lane, Germantown, MD 20876.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF OUR BOARD OF DIRECTORS

Neil Reithinger
Chief Financial Officer, Treasurer and Secretary

TABLE OF CONTENTS

PAGE

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9
MANAGEMENT AND CORPORATE GOVERNANCE	12
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	18
EQUITY COMPENSATION PLAN INFORMATION	25
REPORT OF AUDIT COMMITTEE	26
DELINQUENT SECTION 16(A) REPORTS	27
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	28
PROPOSAL NO.1 - ELECTION OF DIRECTORS	29
PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES TO BE GRANTED UNDER THE COMPANY'S 2017 EQUITY PLAN	30
PROPOSAL NO. 3 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF BLANK CHECK PREFERRED STOCK	33
PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
CODE OF CONDUCT AND ETHICS	36
OTHER MATTERS	36
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	36

Exhibits

Appendix A
Appendix B

i

ORGENESIS INC.
20271 GOLDENROD LANE
GERMANTOWN, MARYLAND
20876

PROXY STATEMENT FOR ORGENESIS INC.
2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 26, 2019

This proxy statement, along with the accompanying notice of 2019 annual meeting of stockholders, contains information about the 2019 annual meeting of stockholders of Orgenesis Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m., local time, on Tuesday, November 26, 2019, at the offices of Pearl Cohen Zedek Latzer Baratz located at 1500 Broadway, New York, NY 10036.

In this proxy statement, we refer to Orgenesis Inc. as “Orgenesis,” “the Company,” “we,” “our” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.

On or about October 12, 2019, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2019 annual meeting of stockholders and our 2019 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 26, 2019

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2019 annual report to stockholders are available for viewing, printing and downloading at Iproxydirect.com/orgs. To view these materials please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended November 30, 2018, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://www.orgenesis.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Investor Relations, Orgenesis Inc., 20271 Goldenrod Lane, Germantown MD 208176. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors is soliciting your proxy to vote at the 2019 annual meeting of stockholders to be held at the offices of Pearl Cohen Zedek Latzer Baratz, 1500 Broadway, New York, NY 10036, on Tuesday, November 26, 2019, at 10:00 a.m. EST and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended November 30, 2018 because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about October 12, 2019.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who May Vote?

Only stockholders who owned our common stock at the close of business on September 27, 2019 are entitled to vote at the annual meeting. On this record date, there were 16,140,962 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Securities Transfer Corporation, or you have stock certificates registered in your name, you may vote:

[ ]	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.

[ ]

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

[ ]	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 25, 2019.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does our board of directors Recommend That I Vote on the Proposals?

Our board of directors recommends that you vote as follows:

[ ]	“FOR” the election of the nominees for director;

[ ]	“FOR” the approval of the amendment to the Company’s 2017 Equity Incentive Plan;

[ ]

“FOR” the approval of the amendment to our Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by our board of directors, with such rights, privileges, preferences and limitations as our board of directors may, in its sole discretion, determine; and

[ ]

“FOR” the ratification of the appointment of Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for our fiscal year ending December 31, 2019 .

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

[ ]	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

[ ]	by re-voting by Internet or by telephone as instructed above;

[ ]	by notifying Orgenesis’ Secretary in writing before the annual meeting that you have revoked your proxy; or

[ ]

by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing Vered Caplan and Neil Reithinger as your proxies. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of common stock may be voted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 4 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to the Company’s 2017 Equity Incentive Plan

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the annual meeting is required to approve the amendment to the Company’s 2017 Equity Incentive Plan to increase in the aggregate number of shares to be granted under the Company’s 2017 Equity Incentive Plan. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non- vote. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the annual meeting.

Proposal 3: Approve Amendment to the Company’s Charter

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the annual meeting is required to approve the amendment to the Company’s Charter. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non- vote. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the annual meeting.

Proposal 4: Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the annual meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Kesselman & Kesselman C.P.A.s as our independent registered public accounting firm for 2019, our Audit committee of our board of directors will reconsider its selection.

Who counts the votes?

We have engaged Issuer Direct Corporation (“ISD”) as our independent agent to tabulate stockholder votes. If you are a stockholder of record, and you choose to vote over the Internet, by telephone or fax, ISD will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to ISD for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to ISD on behalf of all its clients.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Issuer Direct Corporation, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m. EST on Tuesday, November 26, 2019 at the offices of Pearl Cohen Zedek Latzer Baratz, 1500 Broadway, New York, NY 10036. When you arrive at 1500 Broadway, New York, NY 10036, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote. See “How Do I Vote?” above for more information.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple Orgenesis stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write at: Investor Relations, Orgenesis Inc., 20271 Goldenrod Lane, Germantown MD 208176, or call us at (480) 659-6404. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

[   ]   following the instructions provided on your Notice or proxy card;

[   ]   following the instructions provided when you vote over the Internet; or

[   ]   going to Issuerdirect.com/orgs and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 20, 2019 for (a) the executive officers named in the Summary Compensation Table on page 19 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of September 20, 2019 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 16,140,962 shares of common stock outstanding on September 20, 2019.

Security Ownership of 5% or Greater Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent(1)
Oded Shvartz 130 Biruintei Blvd. Pantelmon Ilfov, Romania	1,830,658	11.34%
Image Securities fzc. 2310, 23rd floor, Tiffany Towers, JLT Dubai, UAE	3,326,755 (2)	18.51%
SFPI - FPIM (Societe Federale de Participations et d'lnvestissement) SA Avenue Louise 32, bte 4 at 1050 Bruxelles, Belgium, BCE n° 253.445.063	947,055 (3)	5.54%

Security Ownership of Directors and Executive Officers

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent(1)
Vered Caplan c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	1,019,006 (4)	5.94%
Neil Reithinger 14201 N. Hayden Road, Suite A-1 Scottsdale, AZ 85260	83,334 (5)	<1%
Prof. Sarah Ferber c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	232,295 (6)	1.42%
Dr. Denis Bedoret c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	7,500 (7)	<1%

Guy Yachin c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	80,934 (8)	<1%
Dr. David Sidransky c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	62,501 (9)	<1%
Yaron Adler c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	163,879 (10)	1.01%
Ashish Nanda c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	-	-
Darren Head c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	20,000 (11)	<1%
Directors & Executive Officers as a Group (9 persons)	1,669,449	10.34%

Notes:

(1)

Percentage of ownership is based on 16,140,962 shares of our common stock outstanding as of September 20, 2019. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Including 1,832,538 ordinary shares issuable upon exercise of outstanding warrants at a price of $6.24 per share. The warrants are exercisable over a three year period from the date of issuance.

(3)

Under the terms of the SFPI Agreement since the Company listed to Nasdaq, SFPI is entitled to convert its MaSTherCell’s equity interest into shares of our Common Stock based upon a conversion price of $6.24 (using an exchange rate of approximately $0.85), the exercise period of the option is 3 years from the closing date of the SFPI Agreement. The $6.24 conversion price represents the price after the previous stock split of the Company.

(4)

Consists of (i) 508,380 ordinary shares issuable upon exercise of outstanding options at a price of $0.0012 per share, (ii) 166,667 ordinary shares issuable upon exercise of outstanding options at a price of $4.80 per share, (iii) 83,334 ordinary shares issuable upon exercise of outstanding options at a price of $7.20 per share, (iv) 250,000 ordinary shares issuable upon exercise of outstanding options at a price of $8.36 per share and (v) 10,625 ordinary shares issuable upon exercise of outstanding options at a price of $5.99 per share. Does not include options for 74,375 shares of common stock with an exercise price of $5.99 per share that are exercisable quarterly after July 1, 2019.

(5)

Consists of 83,334 ordinary shares issuable upon exercise of outstanding options at a price of $4.80 per share. Does not include options for 25,000 shares of common stock with an exercise price of $5.07 per share that are exercisable quarterly after July 1, 2019.

(6)

Consists of (i) 231,826 ordinary shares issuable upon exercise of outstanding options at a price of $0.0012 per share and (ii) 469 ordinary shares issuable upon exercise of outstanding options at a price of $5.99 per share. Does not include options for 3,281 shares of common stock with an exercise price of $5.99 per share that are exercisable quarterly after July 1, 2019.

(7)

Consists of 7,500 ordinary shares issuable upon exercise of outstanding options at a price of $8.43 per share. Does not include options for 7,500 shares of common stock with an exercise price of $8.43 per share that are exercisable quarterly after July 1, 2019.

(8)

Consists of (i) 39,267 ordinary shares issuable upon exercise of outstanding options at a price of $10.2 per share and (ii) 41,667 ordinary shares issuable upon exercise of outstanding options at a price of $4.80 per share. Does not include options for 28,750 shares of common stock with an exercise price of $5.99 per share that are exercisable on October 22, 2019.

(9)

Consists of (i) 20,834 ordinary shares issuable upon exercise of outstanding options at a price of $9 per share and (ii) 41,667 ordinary shares issuable upon exercise of outstanding options at a price of $4.80 per share. Does not include options for 29,200 shares of common stock with an exercise price of $5.99 per share that are exercisable in October 22, 2019.

(10)

Includes (i) 58,908 ordinary shares issuable upon exercise of outstanding options at a price of $9.48 per share and (ii) 41,667 ordinary shares issuable upon exercise of outstanding options at a price of $4.80 per share. Does not include options for 28,750 shares of common stock with an exercise price of $5.99 per share that are exercisable on October 22, 2019.

(11)	Consists of 20,000 ordinary shares issuable upon exercise of outstanding options at a price of $5.30 per share.

MANAGEMENT AND CORPORATE GOVERNANCE

Our board of directors

On September 23, 2019, our board of directors accepted the recommendation of the Nominating and Corporate Governance committee and voted to nominate Vered Caplan, Guy Yachin, David Sidransky, Yaron Adler and Ashish Nanda for election at the annual meeting to serve until the 2020 annual meeting of stockholders, and until their respective successors have been duly elected and qualified.

Set forth below are the names of the persons nominated for election as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company	Year Became a
			Director
Vered Caplan	51	Chief Executive Officer, Chairperson of the Board and Director	2012
Guy Yachin	51	Director	2012
David Sidransky	57	Director	2012
Yaron Adler	47	Director	2012
Ashish Nanda	52	Director	2017

Our board of directors has reviewed the materiality of any relationship that each of our directors has with Orgenesis, either directly or indirectly. Based upon this review, our board of directors has determined that the following members of our board of directors are “independent directors” as defined by The Nasdaq Stock Market: Dr. Sidransky, and Messrs. Yachin, Adler and Nanda.

Vered Caplan – Chief Executive Officer and Chairperson of the Board of Directors

Ms. Caplan has served as our Chief Executive Officer (“CEO”) and Chairperson of the board of directors since August 14, 2014, prior to which she served as Interim President and CEO commencing on December 23, 2013. She joined our board of directors in February 2012. Ms. Caplan holds a M.Sc. in biomedical engineering from Tel Aviv University specializing in signal processing; management for engineers from Tel Aviv University specializing in business development; and a B.Sc. in mechanical engineering from the Technion– Israel Institute of Technology specialized in software and cad systems.

We believe that Ms. Caplan’s significant experience relating to our industry and a deep knowledge of our business, based on her many years of involvement with the Company, makes her desirable to serve as a director of the Company.

Guy Yachin – Director

Mr. Yachin has served as a director since his appointment on April 2, 2012. Mr. Yachin has served as the President and CEO of Serpin Pharma, a clinical stage Virginia-based company focused on the development of anti-inflammatory drugs, since April 2013. Mr. Yachin is the CEO of Oasis Management, a Maryland-based consulting company, since 2010. Mr. Yachin is the CEO of NasVax Ltd., a company focused on the development of improved immunotherapeutics and vaccines. Prior to joining NasVax, Mr. Yachin served as CEO of MultiGene Vascular Systems Ltd., a cell therapy company focused on blood vessels disorders, leading the company through clinical studies in the U.S. and Israel, financial rounds, and a keystone strategic agreement with Teva Pharmaceuticals Industries Ltd. He was CEO and founder of Chiasma Inc., a biotechnology company focused on the oral delivery of macromolecule drugs, where he built the company’s presence in Israel and the U.S., concluded numerous financial rounds, and guided the company’s strategy and operation for over six years. Earlier, he was CEO of Naiot Technological Center Ltd., and provided seed funding and guidance to more than a dozen biomedical startups such as Remon Medical Technologies Ltd., Enzymotec Ltd. and NanoPass Technologies Ltd. He holds a BSc. in Industrial Engineering and Management and an MBA from the Technion – Israel Institute of Technology. Mr. Yachin served on the board of Peak Pharmaceuticals, Inc. from March 2014 to April 2016.

We believe Mr. Yachin is qualified to serve on our board of directors because of his education, experience within the life science industry and his business acumen in the public markets.

Dr. David Sidransky – Director

Dr. Sidransky has served as a director since his appointment on July 18, 2013. Dr. Sidransky is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine’s Department of Otolaryngology and Professor of Oncology, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at the John Hopkins University School of Medicine. Dr. Sidransky is one of the most highly cited researchers in clinical and medical journals in the world in the field of oncology during the past decade, with over 460 peer reviewed publications. Dr. Sidransky is a founder of a number of biotechnology companies and holds numerous biotechnology patents. Dr. Sidransky has served as Vice Chairman of the board of directors, and was, until the merger with Eli Lilly, a director of ImClone Systems, Inc., a global biopharmaceutical company committed to advancing oncology care. He is serving, or has served on, the scientific advisory boards of MedImmune, LLC, Roche, Amgen Inc. and Veridex, LLC (a Johnson & Johnson diagnostic company), among others and is currently on the board of Directors of Galmed and Rosetta Genomics Ltd. and chairs the board of directors of Advaxis and Champions Oncology, Inc. Dr. Sidransky served as Director from 2005 until 2008 of the American Association for Cancer Research (AACR). In 2006 and 2007, he was the chairperson of AACR International Conferences on Molecular Diagnostics in Cancer Therapeutic Development: Maximizing Opportunities for Personalized Treatment. Dr. Sidransky is the recipient of a number of awards and honors, including the 1997 Sarstedt International Prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians, and the 2004 Richard and Hinda Rosenthal Award from the American Association of Cancer Research. Dr. Sidransky received his BS in Chemistry from Brandies University and his medical degree from Baylor College of medicine where he also completed his residency in internal medicine. His specialty in Medical Oncology was completed at Johns Hopkins University and Hospital.

We believe Dr. Sidransky is qualified to serve on our board of directors because of his education, medical background, experience within the life science industry and his business acumen in the public markets.

Yaron Adler – Director

Mr. Adler has served as a director since his appointment on April 17, 2012. Mr. Adler is the chairman of ExitValley Ltd., an equity-based crowdfunding platform, since April 2014 and the co-founder of a startup incubator, We Group Ltd. In 1999, Mr. Adler co-founded IncrediMail Ltd. and served as its CEO until 2008 and President until 2009. In 1999, prior to founding IncrediMail, Mr. Adler consulted Israeli startup companies regarding Internet products, services and technologies. Mr. Adler served as a product manager from 1997 to 1999, and as a software engineer from 1994 to 1997, at Tecnomatix Technologies Ltd., a software company that develops and markets production engineering solutions to complex automated manufacturing lines that fill the gap between product design and production, and which was acquired by UGS Corp. in April 2005. In 1993, Mr. Adler held a software engineer position at Intel Israel Ltd. He has a B.A. in computer sciences and economics from Tel Aviv University.

We believe Mr. Adler is qualified to serve on our board of directors because of his education, success with early-stage enterprises and his business acumen in the public markets.

Ashish Nanda – Director

Mr. Nanda has served as a director since his appointment on February 22, 2017. Since 1998, Mr. Nanda has been the Managing Director of Innovations Group, one of the largest outsourcing companies in the financial sector that employs close to 14,000 people working across various financial sectors. Since 1992, Mr. Nanda has served as the Managing Partner of Capstone Insurance Brokers LLC and, since 2009, has served as Managing Partner of Dive Tech Marine Engineering Services L.L.C. From 1991 to 1994, Mr. Nanda held the position of Asst. Manager Corporate Banking at Emirates Banking Group where he was involved in establishing relationships with business houses owned by United Arab Emirates nationals and expatriates in order to set up banking limits and also where he managed portfolios of $26 billion. Mr. Nanda holds a Chartered Accountancy from the Institute of Chartered Accountants from India.

We believe that Mr. Nanda is qualified to serve on our board of directors because of his business experience and strategic understanding of advancing the valuation of companies in emerging industries.

There are no family relationships between any of the executive officers or directors or any other person nominated or chosen to become an executive officer or a director. Pursuant to an agreement entered into between us and Image Securities fzc. (“Image”), for so long as Image’s ownership of our company is 10% or greater, it was granted the right to nominate a director to our board of directors. Mr. Nanda was nominated for a directorship at the 2017 annual meeting in compliance with our contractual undertakings.

Committees of our board of directors and Meetings

Meeting Attendance. During the fiscal year ended November 30, 2018 there were 3 meetings of our board of directors, and the various committees of our board of directors met a total of 11 times. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he or she served during fiscal 2018. Our board of directors does not have a formal policy with respect to members of our board of directors’ attendance at annual stockholder meetings, although it encourages directors to attend such meetings. 1 director attended our annual meeting of stockholders held in 2018.

Audit Committee. Our Audit Committee (“Audit Committee”) met nine times during fiscal 2018. This committee currently has three members, Dr. Sidransky and Messrs. Adler and Yachin. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that Dr. Sidransky is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on the investor relations section of our website, which is located at http://www.orgenesis.com.

Compensation Committee. Our Compensation Committee (“Compensation Committee”) acted by unanimous written consent or met one time during fiscal 2018. This committee currently has three members, Dr. Sidransky and Messrs. Adler and Yachin. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of our board of directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our stock and incentive compensation plans. The Compensation Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Compensation Committee is responsible for approving issuances of all compensatory options from the available pool in the amounts and vesting terms that may be presented by the executive officers of the Company from time-to-time. The Compensation Committee does not delegate its authority in such matters.

A copy of the Compensation Committee’s written charter is publicly available on the investor relations section of our website, which is located at http://www.orgenesis.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee (“Nominating Committee”) acted by unanimous written consent or held one meeting in fiscal 2018 and has three members, Messrs. Sidransky, Adler and Yachin. Our board of directors has determined that Messrs. Sidransky, Adler and Yachin qualify as independent under the definition promulgated by The Nasdaq Stock Market. The Nominating Committee’s responsibilities are set forth in the Nominating Committee’s written charter and include assisting our board of directors in:

•	identifying qualified individuals to become directors,
•	determining the composition of our board of directors and its committees,
•	developing succession plans for executive officers,
•	monitoring a process to assess our board of directors’ effectiveness, and
•	developing and implementing our corporate governance procedures and policies.

While the Nominating and Corporate Governance Committee has not yet established a formal policy with respect to diversity, our board of directors believes that it is essential that members of our board of directors represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates, our board of directors considers the entirety of each candidate’s credentials in the context of these standards. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

The Company will consider candidates that are nominated by its stockholders. The name, business experience and other relevant background information of a candidate should be sent to the Chief Executive Officer who will then forward such information to the Nominating and Corporate Governance Committee for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of our common stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

A copy of the Nominating Committee’s written charter is publicly available on the investor relations section of our website, which is located at http://www.orgenesis.com.

Board Leadership Structure

Ms. Caplan has served as our Chief Executive Officer and Chairperson since August 2014. Prior to that time and since December 2013, she was Interim President and Interim Chief Executive Officer. The board of directors believes that its current leadership structure, in which the positions of Chairperson and Chief Executive Officer are held by Ms. Caplan, is appropriate at this time and provides the most effective leadership for the Company in a highly competitive and rapidly changing technology industry. Our board of directors believes that combining the positions of Chairperson and Chief Executive Officer under Ms. Caplan allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that any risks inherent in that structure are balanced by the oversight of our independent members of our board of directors. Given Ms. Caplan’s past performance in the roles of Chairperson of the board of directors and Chief Executive Officer, at this time the board of directors believes that combining the positions continues to be the appropriate leadership structure for our Company and does not impair our ability to continue to practice good corporate governance.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the board of directors, as a whole and through its committees, has responsibility for the oversight of material risk management. In its risk oversight role, the board of directors reviews significant individual matters as well as risk management processes designed and implemented by management with respect to risk generally. The board of directors has designated the Audit Committee as the board of directors committee with general risk oversight responsibility. The Audit Committee periodically discusses with management the Company’s major risk exposures and the processes management has implemented to monitor and control those exposures and broader risk categories, including risk assessment and risk management policies.

Additionally, members of our senior corporate management and senior executives regularly attend meetings of our board of directors and are available to address inquiries of our board of directors on risk oversight matters. Separate and apart from the periodic risk reviews and other communications between senior executives and the board of directors, many actions that potentially present a higher risk profile, such as acquisitions, material changes to our capital structure, or significant investments, require review or approval of our board of directors or its committees as a matter of oversight and corporate governance.

Stockholder Communications to our Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (480) 659-6404. The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

Executive Officers

The following table sets forth certain information as of September 20, 2019 regarding our executive officers who are not also directors.

Name	Age	Position

Neil Reithinger	49	Chief Financial Officer, Secretary and Treasurer
Sarah Ferber	65	Chief Scientific Officer
Darren Head	52	Chief Executive Officer of Masthercell Global
Dennis Bedoret	38	Managing Director of MaSTherCell S.A

Neil Reithinger – Chief Financial Officer, Secretary and Treasurer

Mr. Reithinger was appointed Chief Financial Officer, Secretary and Treasurer on August 1, 2014. Mr. Reithinger is the Founder and President of Eventus Advisory Group, LLC, a private, CFO-services firm incorporated in Arizona, which specializes in capital advisory and SEC compliance for publicly-traded and emerging growth companies. He is also the President of Eventus Consulting, P.C., a registered CPA firm in Arizona. Prior to forming Eventus, Mr. Reithinger was Chief Operating Officer & CFO from March 2009 to December 2009 of New Leaf Brands, Inc., a branded beverage company, CEO of Nutritional Specialties, Inc. from April 2007 to October 2009, a nationally distributed nutritional supplement company that was acquired by Nutraceutical International, Inc., Chairman, CEO, President and director of Baywood International, Inc. from January 1998 to March 2009, a publicly-traded nutraceutical company and Controller of Baywood International, Inc. from December 1994 to January 1998. Mr. Reithinger earned a B.S. in Accounting from the University of Arizona and is a Certified Public Accountant. He is a Member of the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants.

Prof. Sarah Ferber – Chief Scientific Officer

Prof. Ferber has served as the Company’s Chief Scientific Officer since her appointment on February 2, 2012. Since 2017, Prof. Ferber has been the Principal Investigator of cell therapy for TMU DiaCure. Prof. Ferber studied biochemistry at the Technion under the supervision of Professor Avram Hershko and Professor Aharon Ciechanover, winners of the Nobel Prize in Chemistry in 2004. Most of the research was conducted in Prof. Ferber’s Endocrine Research Lab. Prof. Ferber received Teva, Lindner, Rubin and Wolfson awards for this research. Prof. Ferber’s research work has been funded over the past 15 years by the JDRF, the Israel Academy of Science foundation (ISF), BIODISC and DCure. Prof. Ferber earned her B.Sc. from Technion-Haifa, a M.Sc. in Biochemistry from Technion-Haifa and a Ph.D. in Medical Sciences from Technion-Haifa. She also holds a Post Doctorate degree in Molecular Biology from Harvard Medical School and a degree in Cell Therapy Sciences from UTSW, Dallas.

Mr. Darren Head – Chief Executive Officer of Masthercell Global

Effective January 1, 2019, Mr. Head was promoted to Chief Executive Officer of Masthercell Global, where he previously held the position as President from June 2018. Since August 2017 to present, Mr. Head has been the President of Head Bio Consulting, a biotech industry consulting firm. From March 2008 to August 2017, he was the President and Chief Executive Officer of Cytovance Biologics. Prior to joining Cytovance, he was Senior Vice President of Worldwide Operations with Immucor and head of manufacturing and clinical supply operations for Aronex Pharmaceuticals. Additionally, he served in the United States Air Force during Operation Desert Storm. Mr. Head holds a B.S. in biology from Mount Olive College and attended the executive M.B.A. program at Texas A&M.

Dr. Denis Bedoret – Managing Director of MaSTherCell, S.A.

Dr. Bedoret has served as the General Manager of MaSTherCell since his appointment on July 6, 2017. Dr. Bedoret joined MaSTherCell in October 2016 as Chief Business and Administration Officer. Prior to joining MaSTherCell, from January 2014 to September 2016, he held the position of Chief Operations Officer at Quality Assistance, a leading European analytical CRO where he was also member of the board of directors. Between September 2011 and January 2014, Dr. Bedoret served as Engagement Manager at McKinsey & Company, focusing on bio-pharmaceutical projects. Through those experiences, he gained a strong expertise in biologicals, FDA and EMA regulations, as well as team management. He holds a degree in Veterinary Medicine, a Ph.D. in Life Sciences from ULg and a post-doctorate degree in Immunology from Harvard Medical School.

On September 5, 2018, Dr. Bedoret was promoted to Managing Director of MaSTherCell. On January 22, 2019, Dr. Bedoret was appointed as President of Masthercell Global.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table shows the total compensation paid or accrued during the fiscal year ended November 30, 2018, to our Chief Executive Officer, our Chief Financial Officer and our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended November 30, 2018 and were serving as executive officers as of such date (the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non- Equity Incentive Plan Compensa- tion ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)	Total ($)
Vered Caplan CEO	2018 2017	226,122(3) 156,232(3)	350,000 150,000	- -	1,318,771 685,318	- -	- -	80,697 63,262	1,975,590 1,054,812
Neil Reithinger CFO, Treasurer & Secretary	2018 2017	266,452(4) 112,652(4)	- -	- -	139,590 136,148	- -	- -	- -	406,042 248,800
Sarah Ferber Chief Scientific Officer	2018 2017	225,523 5) 128,907(5)	- -	- -	464 -	- -	- -	42,796 (5) 43,328(5)	268,783 172,235
Denis Bedoret, Managing Director of MaSTherCell	2018 2017	211,847 (6) 208,542(6)	56,539 31,281	- -	20,214 -	- -	- -	- -	288,600 239,823

(1)

In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 15 to the Annual Report on Form 10-K for the year ended November 30, 2018.

(2)	For 2018 and 2017, represents the compensation as described under the caption “All Other Compensation” below.

(3)

Due to cash flow considerations, part of the amounts earned have been deferred periodically and, as of November 30, 2018, an aggregate of $195,501 has been deferred by agreement and accrued by the Company. See below under “Narrative Disclosure to Summary Compensation Table – Vered Caplan.”

(4)

As of November 30, 2018, an aggregate of $18,276 has been deferred and accrued by agreement and accrued the Company. See below under “Narrative Disclosure to Summary Compensation Table – Neil Reithinger.”

(5)

Due to cash flow considerations, Prof. Ferber has been deferring part of her salary and social benefits due thereon until such time as our cash position permits payment of salary and benefits in full without interfering with our ability to pursue our plan. As of November 30, 2018, such deferred amount totaled an aggregate of $404,791 for the years 2013 to 2018.

(6)

On July 6, 2017, MaSTherCell’s board of directors appointed Denis Bedoret as General Manager and day-to- day manager of MaSTherCell, effective as of July 11, 2017. On September 5, 2018, Mr. Bedoret was promoted to Managing Director of MaSTherCell. On January 22, 2019, Mr. Bedoret was appointed as President of Masthercell Global. Out of the 2018 amounts earned, $241,835 was paid and $26,552 was deferred by agreement with MaSTherCell.

All Other Compensation

The following table provides information regarding each component of compensation for 2018 and 2017 included in the All Other Compensation column in the Summary Compensation Table above. Represents amounts paid in New Israeli Shekels (NIS) and converted at average exchange rates for the year.

Name	Year	Automobile and Communication Related Expenses $ (1)	Israel- related Social Benefits $ (2)	Total $ (3)
Vered Caplan	2018 2017	31,027 21,921	49,670 41,371	80,697 63,262
Prof. Sarah Ferber	2018 2017	5,379 5,144	37,418 38,183	42,797 43,328

(1)	Represents for Ms. Caplan, a leased automobile and communication expenses.

(2)

These are comprised of contribution by the Company to savings, severance, pension, disability and insurance plans generally provided in Israel, including education funds and managerial insurance funds. For Ms. Caplan, this amount represents Israeli severance fund payments, managerial insurance funds, disability insurance, supplemental education fund contribution, and social securities. For Prof. Ferber, this amount represents Israeli severance fund payments, managerial insurance funds, disability insurance, supplemental education fund contribution, and social securities. See discussion below under “Narrative Disclosure to Summary Compensation Table – Vered Caplan and Prof. Sarah Ferber.”

Outstanding Equity Awards at November 30, 2018

The following table summarizes the outstanding equity awards held by each named executive officer of our company as of November 30, 2018.

			Number of
			Shares
		Number of Shares	Underlying	Option
		Underlying	Unexercised	Exercise	Option
	Grant	Unexercised Options	Options (#)	Price	Expiration
Name	Date	(#) Exercisable	Unexercisable	($)	Date
Vered Caplan	02-Feb- 12(1)	278,191	-	0.0012	02-Feb-22
	22-Aug- 14(1)	230,189	-	0.0012	22-Aug-24
	09-Dec- 16(2)	145,834	20,833	4.8	09-Dec-26
	06-Jun- 17(3)	83,334	-	7.2	06-Jun-27
	28-Jun- 18(4)	-	250,001	8.36	28-Jun-28
	22-Oct- 18(5)	-	85,000	5.99	22-Oct-28
Neil Reithinger	01-Aug- 14(6)	16,667		6	01-Aug-19
	09-Dec- 16(2)	72,918	10,416	4.8	09-Dec-26
Dr. Denis Bedoret	14-May- 18(7)	1,875	13,125	8.43	14-May-28
Prof. Sarah Ferber	02-Feb- 12(1)	231,826	-	0.0012	02-Feb-22
	22-Oct- 18(5)	-	3,750	5.99	22-Oct-28

(1)	The options were fully vested as of November 30, 2018.

(2)	The options vested on a quarterly basis over a period of two years from the date of grant.

(3)	The options vested in two equal installments on December 6, 2018 and on June 6, 2018.

(4)	The option vested in two annual installments of 125,001 and 125,000 on each of the 6th and 12th month anniversaries from the date of grant.

(5)	The options vest on a quarterly basis over a period of four years from the date of grant.

(6)	One quarter of the options vest at the end of each three months from the date of grant.

(7)	The options vested on a quarterly basis over a period of two years from the date of grant and were fully vested as of June 30, 2018.

Option Exercises in 2018

There were no option exercises by our named executive officers during our fiscal year ended November 30, 2018.

Narrative Disclosure to Summary Compensation Table

Vered Caplan

On August 14, 2014, our board of directors confirmed that Ms. Vered Caplan, who has served as our President and Chief Executive Officer on an interim basis since December 23, 2013, was appointed as our President and Chief Executive Officer. In connection with her appointment as our President and Chief Executive Officer, on August 22, 2014, our wholly-owned Israeli Subsidiary, Orgenesis Ltd., entered into a Personal Employment Agreement with Ms. Caplan (the “Caplan Employment Agreement”). The Caplan Employment Agreement replaced a previous employment agreement with Ms. Caplan dated April 1, 2012 pursuant to which she had served as Vice President.

On March 30, 2017, we and Ms. Caplan entered into an employment agreement replacing the Caplan Employment Agreement (the “Amended Caplan Employment Agreement”). Under the Amended Caplan Employment Agreement, which took effect April 1, 2017, Ms. Caplan's annual salary continued at $160,000 per annum, subject to adjustment to $250,000 per annum upon the listing of the Company’s securities on an Exchange. Ms. Caplan is also entitled to an annual cash bonus with a target of 25% of base salary, provided that the actual amount of such bonus may be greater or less than the target amount. Ms. Caplan was entitled to a signing bonus of $150,000 upon execution of the Amended Caplan Employment Agreement. Under the Amended Caplan Employment Agreement, Ms. Caplan is entitled to the following social benefits typically provided to Israeli employees, computed on the basis of her base salary: (i) Manager's Insurance under Israeli law pursuant to which the Company contributes between 6.5% and 7.5% (and Ms. Caplan contributes an additional 6%), (ii) severance pay under Israeli law pursuant to which the Company contributes 8 1/3% and (iii) Education fund pursuant to which the Company continues to contribute $3,677 a year. In addition, Ms. Caplan is also entitled to paid annual vacation days, annual recreation allowance, sick leave and expenses reimbursement. In addition, we provide Ms. Caplan with a leased company car and a mobile phone.

Either we or Ms. Caplan may terminate the employment under the Amended Caplan Employment Agreement upon six months prior written notice. Upon termination by us of Ms. Caplan’s employment without cause (as defined therein) or by Ms. Caplan for any reason whatsoever, in addition to any accrued but unpaid base salary and expense reimbursement, she shall be entitled to receive an amount equal to 12 months of base salary at the highest annualized rate in effect at any time before the employment terminates payable in substantially equal installments. Upon termination by us of Ms. Caplan’s employment without cause (as defined therein) or by Ms. Caplan for any reason following a Change of Control (as defined therein), in addition to any accrued but unpaid base salary and expense reimbursement, she shall be entitled to receive an amount equal to 18 months of one and a half times annual base salary at the highest annualized rate in effect at any time before the employment terminates payable in substantially equal installments.

On May 10, 2017, we and Ms. Caplan further amended the Amended Caplan Employment Agreement pursuant to which Ms. Caplan is entitled to a grant under the 2017 of options (the “Initial Option”) to purchase 83,334 shares of the Company’s common stock at a per share exercise price equal to the Fair Market Value (as defined in our 2017 Equity Incentive Plan (the “2017 Plan”)) of the Company’s common stock on the date of grant The amendment further provides that beginning in fiscal 2018, subject to approval by the Compensation Committee, Ms. Caplan is entitled to an additional option (the “Additional Option”; together with the Initial Option, the “Options”) under the 2017 Plan for up to 250,000 shares of common stock of the Company to be awarded in such amounts per fiscal year as shall be consistent with the Plan, in each case at a per share exercise price equal to the Fair Market Value (as defined in the Plan) of the Company’s common stock on the date of grant.

In 2018, following the listing of the company’s securities on the The Nasdaq Stock Market, Ms. Caplan’s annual salary was raised to $250,000. On June 6, 2017 and June 28, 2018, the Compensation Committee approved a grant of 83,334 and 250,001 stock options, respectively. In October 2018, Ms. Caplan was awarded a further bonus of $200,000 and 85,000 stock options. For additional information, see the Outstanding Equity Awards table above.

The employment agreement also contains restrictive covenants for customary protections of the Company's confidential information and intellectual property.

Neil Reithinger

Mr. Reithinger was appointed Chief Financial Officer, Treasurer and Secretary on August 1, 2014. Mr. Reithinger’s employment agreement stipulates a monthly salary of $1,500; payment of an annual bonus as determined by the Company in its sole discretion, participation in the Company’s pension plan; grant of stock options as determined by the Company; and reimbursement of expenses. In addition, on August 1, 2014, the Company entered into a financial consulting agreement with Eventus Consulting, P.C., an Arizona professional corporation, of which Mr. Reithinger is the sole shareholder (“Eventus”), pursuant to which Eventus has agreed to provide financial consulting services to the Company. In consideration for Eventus’ services, the Company agreed to pay Eventus according to its standard hourly rate structure. The term of the consulting agreement was for a period of one year from August 1, 2014 and automatically renews for additional one-year periods upon the expiration of the term unless otherwise terminated. Eventus is owned and controlled by Neil Reithinger. As of November 30, 2018, Eventus was owed $18,276 for accrued and unpaid services under the financial consulting agreement.

Prof. Sarah Ferber

Our wholly-owned Israeli Subsidiary, Orgenesis Ltd., entered into a Personal Employment Agreement with Prof. Ferber on February 2, 2012 to serve as Chief Scientific Officer (the “Ferber Employment Agreement”) on a part time basis. Under the Ferber Employment Agreement, Prof. Ferber earned an annual salary of the current New Israeli Shekel equivalent of $232,000 since September 2013. However, in order to reduce operating expenses and conserve cash, Prof. Ferber has been deferring a part of her salary and social benefits due thereon until such time as our cash position permits payment of salary in full without interfering with our ability to pursue our plan of operations, and, as of November 30, 2018, such deferred amount totaled an aggregate of $404,791. Under the Ferber Employment Agreement, Prof. Ferber is entitled to the following social benefits out of her base salary typically provided to Israeli employees: (i) Manager’s Insurance under Israeli law pursuant to which the Company contributes 2.5% (and Prof. Ferber contributes an additional 3.5%) and, in addition, the Company contributes 1.25% towards loss of working capacity disability insurance, (ii) pension plan to which the Company contributes 3.75% (and Prof. Ferber contributes an additional 3.5%), (iii) severance pay under Israeli law pursuant to which the Company contributes 8 1/3% and (iv) Education fund pursuant to which the Company contributes 7.5% (and Prof. Farber contributes an additional 2.5%) . In addition, Prof. Ferber is also entitled to paid annual vacation days, annual recreation allowance, sick leave and expenses reimbursement. In addition, we provide Prof. Ferber with a mobile phone.

The Ferber Employment Agreement does not specify a stated term and either we or Ms. Ferber are entitled to terminate Prof. Ferber’s employment upon four months’ notice other than in the case of a termination for cause. The Ferber Employment Agreement contains customary provisions regarding confidentiality of information, non-competition and assignment of inventions.

In October 2018, Prof. Ferber was awarded 3,750 options. The options shall vest in equal quarterly installments over four years.

Denis Bedoret

Effective October 24, 2017, our subsidiary, MaSTherCell, entered into a management agreement with BM&C SPRL/BVBA, a Belgian company owned by Denis Bedoret, for certain services to be performed by Dr. Bedoret on an exclusive and full-time basis (the “Bedoret Agreement”). The agreement appoints Dr. Bedoret as General Manager of MaSTherCell, requires him to work 220 days annually and stipulates compensation based on revenue with (i) a daily rate of Euro 800 until such time that MaSTherCell’s annual revenue reaches Euro 10 million, (ii) a daily rate of Euro 850 until such time that MaSTherCell’s annual revenue reaches Euro 15 million and (iii) a daily rate of Euro 900 until such time that MaSTherCell’s annual revenue exceeds Euro 15 million. Dr. Bedoret is also entitled to expense reimbursement and a bonus equivalent to up 15% of the annual fees approved by MaSTherCell’s board of directors, subject to goals and achievements to be agreed upon by the parties. Dr. Bedoret is also entitled to participation in Orgenesis’ equity incentive plan after six months after the effective date. The Bedoret Agreement also contains customary termination clauses.

In May 2018, Dr. Bedoret was awarded 15,000 options. The options shall vest in equal quarterly installments over two years.

On September 5, 2018, Dr. Bedoret was promoted to Managing Director of MaSTherCell. Effective January 1, 2019, Dr. Bedoret was appointed as President of Masthercell Global.

Potential Payments upon Change of Control or Termination following a Change of Control

Our employment agreements with our named executive officers provide incremental compensation in the event of termination, as described herein. Generally, we currently do not provide any severance specifically upon a change in control nor do we provide for accelerated vesting upon change in control. Termination of employment also impacts outstanding stock options.

Due to the factors that may affect the amount of any benefits provided upon the events described below, any actual amounts paid or payable may be different than those shown in this table. Factors that could affect these amounts include the basis for the termination, the date the termination event occurs, the base salary of an executive on the date of termination of employment and the price of our common stock when the termination event occurs.

The following table sets forth the compensation that would have been received by each of the Company’s executive officers had they been terminated as of November 30, 2018.

				Accrued
		Salary		Vacation	Total
Name		Continuation	Bonus	Pay	Value
Vered Caplan	$	*	$62,500	$111,731	$174,231
Prof. Sarah Ferber		$-	$-	$183,534	$183,534

(*)
Termination by Company without cause: $250,000
Termination without cause following a change in control: $375,000

Director Compensation

The following table sets forth for each director certain information concerning his or her compensation for the year ended November 30, 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guy Yachin	147,290	-	83,480	-	-	-	230,770
Yaron Adler	6,680	-	83,480	-	-	-	90,160
Dr. David Sidransky	15,195	-	104,537	-	-	-	119,732
Hugues Bultot	1,480	-	-	-	-	-	1,480
Ashish Nanda	4,375	-	12,900	-	-	-	17,275

(1)

In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our common stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 15 (Stock Based Compensation) to our financial statements, which are included in the Annual Report on Form 10-K.

All directors receive reimbursement for reasonable out of pocket expenses in attending board of directors meetings and for participating in our business.

On April 2, 2012, we entered into an agreement with Guy Yachin to serve as a member of our board of directors for a consideration of $2,500 per month and an additional payment for every board of directors’ meeting at the rate of $300 for the first hour of attendance and $200 for each additional hour or portion of an hour.

On April 17, 2012, we entered into an agreement with Yaron Adler to serve as a member of our board of directors. In consideration for Mr. Adler’s services, we pay for his attendance at board of directors’ meetings at the rate of $300 for the first hour of attendance and $200 for each additional hour or portion of an hour.

On July 17, 2013 we entered into an agreement with Dr. David Sidransky to serve as a member of our board of directors. In consideration for Dr. Sidransky’s services, we pay for his attendance at board of directors’ meetings at the rate of $300 for the first hour of attendance and $200 for each additional hour or portion of an hour.

Compensation Policy for Non-Employee Directors.

In October 2018, the board of directors adopted a compensation policy for non-employee directors which replaced the non-employee director compensation terms discussed above. By its terms, the policy became effective November 2018. Under the adopted policy, each director is to receive an annual cash compensation of $30,000 and the Chairman and Vice Chairman is paid an additional $15,000 per annum. Each committee member will be paid an additional $7,500 per annum and each committee chairman is to receive $15,000 per annum. Cash compensation will be made on a quarterly basis.

All newly appointed directors also receive options to purchase up to 6,250 shares of the Company’s common stock. All directors are entitled on an annual bonus of options for 12,500 shares and each committee member is an entitled to a further option to purchase up to 1,250 shares of common stock and each committee chairperson to options for an additional 2,100 shares of common stock. In addition, the Chairman and Vice Chairman shall be granted an option to purchase 4,200 shares of the Company’s ordinary shares. In all cases, the options are granted at a per share exercise price equal to the closing price of the Company’s publicly traded stock on the date of grant and the vesting schedule is determined by the compensation committee at the time of grant.

Compensation Committee Interlocks and Insider Participation

None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or Compensation Committee during the fiscal year ended November 30, 2018.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Existing Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of November 30, 2018:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,040,942	$7.05	709,058
Equity compensation plans not approved by security holders	1,805,465	$3.37	300,009
Total	2,846,407	$4.72	1,009,067

(1)

Consists of the 2017 Equity Incentive Plan and the Global Share Incentive Plan (2012). For a short description of those plans see Note 15 to our 2018 Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended November 30, 2018.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The Audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at https://www.orgenesis.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The Audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Kesselman & Kesselman C.P.A.s. In fulfilling its responsibilities for the financial statements for fiscal year November 30, 2018, the Audit committee took the following actions:

[ ]

Reviewed and discussed the audited financial statements for the fiscal year ended November 30, 2018 with management and Kesselman & Kesselman C.P.A.s, our independent registered public accounting firm;

[ ]	Discussed with Kesselman & Kesselman C.P.A.s the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit committees; and

[ ]

Received written disclosures and the letter from Kesselman & Kesselman C.P.A.s regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Kesselman & Kesselman C.P.A.s’ communications with the Audit committee and the Audit committee further discussed with Kesselman & Kesselman C.P.A.s their independence. The Audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit committee’s review of the audited financial statements and discussions with management and Kesselman & Kesselman C.P.A.s, the Audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2018 for filing with the SEC.

Members of the Orgenesis Inc. Audit committee

David Sidransky
Guy Yachin
Yaron Adler

DELINQUENT SECTION 16(A) REPORTS

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis, except that two reports, covering an aggregate of two transactions, were filed late by Vered Caplan, two reports, covering an aggregate of two transactions, were filed late by David Sidransky, one report, covering one transaction, was filed late by Guy Yachin, one report, covering one transaction, was filed late by Yaron Adler, one report, covering one transaction, was filed late by Sarah Ferber, one report, covering an aggregate of eight transactions, was filed late by Hugues Bultot, an initial report of ownership was filed late by David Sidransky and each of Ashish Nanda and Denis Bedoret did not timely file one report covering one transaction.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee Charter adopted in March 2017 requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider all available information deemed relevant by the Audit Committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

On September 15, 2014, the Company received a loan in the principal amount of $100,000 from Yaron Adler Investments (1999) Ltd., an entity of which Mr. Yaron Adler, one of the Company’s non-employee directors, is the sole shareholder. The loan, with an original interest rate of 6% per annum, was repayable on or before March 15, 2015. The loan currently bears a default interest rate of 24% per annum and, as of November 30, 2017, the outstanding balance on the note was $166,581. The loan was converted into our common stock in 2018.

In January 2017, the Company entered into definitive agreements with Image Securities fzc. (“Image”) for the private placement of 2,564,115 units of the Company’s securities for aggregate subscription proceeds to the Company of $16 million at $6.24 price per unit. Each unit is comprised of one share of the Company’s Common Stock and a warrant, exercisable over a three-years period from the date of issuance, to purchase one additional share of Common Stock at a per share exercise price of $6.24. The subscription proceeds were payable on a periodic basis. Each periodic payment of subscription proceeds was evidenced by the Company’s standard securities subscription agreement. During the year ended November 30, 2017, Image remitted $4.5 million to the Company, in consideration of which, the investor received 721,160 shares of the Company’s Common Stock and three-year warrants to purchase up to an additional 721,160 shares of the Company’s Common Stock at a per share exercise price of $6.24.

In July 2018, the Company entered into definitive agreements with assignees of Image whereby these assignees remitted $4.6 million in respect of the units available under the original subscription agreement that have not been subscribed for, entitling such investors to 702,307 units, with each unit being comprised of (i) one share of the Company's common stock and (ii) one three-year warrant to purchase up to an additional one share of the Company’s common stock at a per share exercise price of $6.24.

During 2018, the Company raised $6.9 million from Image entitling it to 1,111,380 shares of Common Stock and three-year warrants for an additional 1,111,380 shares of the Company’s Common Stock at a per share exercise price of $6.24. Following this remittance and those referred to in the previous paragraph, the Company received a total of $16 million out of the committed $16 million subscription proceeds under such agreement

Pursuant to an agreement entered into between the Company and Image, so long as Image’s ownership of the company is 10% or greater, it is entitled to nominate a director to the Company’s board of directors. Mr. Nanda was nominated for a directorship at the 2017 annual meeting in compliance with our contractual undertakings.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

(Notice Item 1)

On September 23, 2019, our board of directors nominated Vered Caplan, Guy Yachin, David Sidransky, Yaron Adler and Ashish Nanda for election at the annual meeting. If they are elected, they will serve on our board of directors until the 2020 annual Meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Vered Caplan, Guy Yachin, David Sidransky, Yaron Adler and Ashish Nanda as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted for each nominee at the Meeting is required to elect each nominee as a director.

OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF VERED CAPLAN, GUY
YACHIN, DAVID SIDRANSKY, YARON ADLER AND ASHISH NANDA AS DIRECTORS, AND
PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF
UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES TO BE GRANTED
UNDER THE COMPANY'S 2017 EQUITY PLAN

(Notice Item 2)

General

On September 23, 2019, our board of directors approved our 2017 Equity Incentive Plan (the “Plan”), to be effective upon approval by our stockholders at the annual meeting, to increase the number of shares authorized for issuance of awards under the Plan from 1,750,000 shares to an aggregate of 3,000,000 shares of common stock. The Plan was approved by our board of directors and stockholders in 2017. As of September 23, 2019, options to purchase 1,129,597 shares of common stock are outstanding under the Plan, no shares have been issued upon the exercise of options granted under the Plan and 620,403 shares remain available for issuance. In addition, no shares of common stock are outstanding as the net impact of restricted stock awards issued, canceled and withheld for taxes. By its terms, the Plan may be restated or amended by our board of directors, provided that any restatement or amendment which our board of directors determines requires stockholder approval is subject to receiving such stockholder approval. On September 23, 2019, our board of directors voted to approve a restatement and amendment to the Plan to increase the aggregate number of shares of common stock available for the grant of awards under the Plan to 3,000,000 shares of common stock.

This amended and restated plan is being submitted to you for approval at the annual meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Approval by our stockholders of the restatement and amendment of our Plan is also required by the listing rules of The Nasdaq Stock Market.

Our board of directors, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our board of directors believes approval of the amendment to increase the aggregate number of shares available for issuance under the Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the Plan.

The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A to this proxy statement.

Material Features of the Plan.

Purpose and Eligibility. The purpose of the Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and its subsidiaries by providing such persons with equity ownership opportunities that are intended to better align the interests of such persons with those of the Company’s stockholders. All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company are eligible to be granted Awards under the Plan. “Award” means Qualified and Non-Qualified Options (the “Options”) under the Code, grants by the Company of Shares under the Plan (the “Stock Grants”), grants by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant (the “Stock-Based Awards”), rights to the Shares or the value of the Shares of the Company granted pursuant to the Plan (the “Stock Rights”).

Shares Subject to the Plan. The maximum aggregate number of shares of our Common Stock currently reserved under the Plan is 21,000,000 shares. Any shares of stock that are subject to an Award under the Plan that expires, is terminated, surrendered or forfeited will again be available for the grant of awards under the Plan.

Adjustments. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sub-limits, (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the number of shares subject to and the repurchase price per share subject to each outstanding Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted awards may be made, if applicable) in the manner determined by our board of directors.

Administration. The Plan is administered by our board of directors, which may delegate any or all of its powers under the Plan to one or more committees or subcommittees of our board of directors (a “Committee”). To the extent that our board of directors determines to qualify Awards as performance-based compensation within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

Options Price and Duration. The purchase price per share of our Common Stock deliverable upon the exercise of a Non-Qualified Option will be at least the greater of the par value or the fair market value per share of Common Stock on the date of grant of the Option. The purchase price per share of our Common Stock deliverable upon the exercise of a Qualified Option will be no less than 100% of the fair market value of the Common Stock on the day any such Option is granted. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, must be at least 110% of the fair market value of the Common Stock on the grant date.

Subject to certain limitations, each Option shall be exercisable at such times and subject to such terms and conditions as our board of directors may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years, and with respect to Qualified Options granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, no Option will be granted with a term in excess of 5 years.

Each option agreement shall also set forth the effect on an award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, rights under an Option are exercisable.

Stock Awards. Our board of directors may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by our board of directors in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by our board of directors for such Award. Our board of directors may also grant awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”).

Exercise. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in the Plan) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

Transferability. Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the participant, shall be exercisable only by the participant; provided, however, that our board of directors may permit gratuitous transfer of the Award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.

Term and Termination of the Plan. The Plan was approved by the Company’s stockholders on May 11, 2017 (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

Amendment. The Plan may be amended by the shareholders of the Company and our board of directors. In the discretion of our board of directors, outstanding agreements under the Plan may be amended by our board of directors in a manner which is not adverse to the participant.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE PLAN TO INCREASE THE AGGREGATE NUMBER OF AUTHORIZED SHARES RESERVED FOR ISSUANCE UNDER THE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF
INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES
OF BLANK CHECK PREFERRED STOCK

(Notice Item 3)

General

Our board of directors has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to authorize the issuance of 10,000,0000 shares of blank check Preferred Stock (the “Blank Check Preferred Amendment”).

If the Blank Check Preferred Amendment is approved by our stockholders, we intend to file the Blank Check Preferred Amendment with the Secretary of State of Nevada, substantially in the form of Appendix B hereto, with the Secretary of State of Nevada as soon as practicable following the approval.

Outstanding Shares and Purpose of the Proposal

Our Articles of Incorporation currently do not authorize us to issue preferred stock. Upon filing with the Nevada Secretary of State, the Blank Check Preferred Amendment will authorize the issuance of up to 10,000,000 shares of preferred stock, $0.0001 par value. The board of directors will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the preferred stock.

The term “blank check” preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved by the board of directors.

Effects of Blank Check Preferred Amendment on Current Stockholders

The shares of preferred stock to be authorized pursuant to the Blank Check Preferred Amendment could be issued, at the discretion of our board of directors, for any proper corporate purpose, without further action by the stockholders other than as may be required by applicable law. The Company does not currently have any plan or proposal to issue any shares of preferred stock. Existing stockholders do not have preemptive rights with respect to future issuance of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to earnings per share, voting, liquidation rights and book and market value.

The board of directors will have the power to issue the shares of preferred stock in one or more series with such preferences and voting rights as the board of directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company’s shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the board of directors at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company’s board of directors. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the board of directors for adoption of a stockholder rights plan or “poison pill.”

The Blank Check Preferred Amendment was not proposed in response to, or for the purpose of deterring, any current effort by a hostile bidder to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s stockholders might consider to be in their best interests. However, the board of directors has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PROVIDE THE BOARD OF DIRECTORS WITH THE ABILITY TO ISSUE 10,000,000 SHARES OF BLANK CHECK PREFERRED STOCK, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal No. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 4)

The Audit committee has appointed Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2019. Kesselman & Kesselman C.P.A.s has served as our independent registered public accounting firm since 2012. Our board of directors proposes that the stockholders ratify this appointment. Kesselman & Kesselman C.P.A.s audited our financial statements for the fiscal year ended November 30, 2018. We expect that representatives of Kesselman & Kesselman C.P.A.s will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Kesselman & Kesselman C.P.A.s, the Audit committee reviewed auditor independence issues and existing commercial relationships with Kesselman & Kesselman C.P.A.s and concluded that Kesselman & Kesselman C.P.A.s has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2019.

The following table presents fees for professional audit services rendered by Kesselman & Kesselman C.P.A.s for the audit of the Company’s annual financial statements for the years ended November 30, 2018, and 2017, and fees billed for other services rendered by Kesselman & Kesselman C.P.A.s during those periods.

Services	2018	2017
Audit Fees (1)	$365,300	$211,000
Audit-Related fees (2)	16,475	22,000
Tax fees (3)	31,822	-
Total fees	$413,597	$233,000

(1)

Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2)	Audit related fees consisted principally of audits of employee benefit plans and special procedures related to regulatory filings in 2018.

(3)	The tax fees were paid for reviewing various tax related matters.

Policy on Audit committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Our Audit Committee preapproves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our board of directors before the respective services were rendered. Our board of directors has considered the nature and amount of fees billed by Kesselman & Kesselman and believes that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KESSELMAN & KESSELMAN C.P.A.S AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on the investor relations section of our website, which is located at http://www.orgenesis.com, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Orgenesis Inc., 20271 Goldenrod Lane, Germantown, MD, 20876, Attn: Secretary. We also intend to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on our website.

OTHER MATTERS

Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2020 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2020 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than the close of business on the 150th day (June 29, 2020) nor later than the close of business on the 120th day (July 29, 2020) prior to the first anniversary of the date of the preceding year’s Annual Meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2020 Annual Meeting is held more than 30 days before or after the first anniversary of the date of the 2019 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2020 Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2020 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Orgenesis Inc., 20271 Goldenrod Lane, Germantown, MD, 20876.

Germantown, MD

October 7, 2019

Appendix A

ORGENESIS, INC.
2017 EQUITY INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Orgenesis, Inc. 2017 Equity Incentive Plan, have the following meanings:

Administrator means the committee to which the board of directors has delegated the authority to grant equity under the Plan.

Affiliate means a corporation which, is a parent or subsidiary of the Company, direct or indirect, in an unbroken chain of corporations if, each of the corporations (except for the ultimate parent corporation) owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Applicable Law means the requirements relating to (a) the adoption and administration of equity plans under Nevada law, (b) the offer and issuance of equity under United States federal securities laws and regulations and any applicable securities laws of any other jurisdiction, (c) the Code, (d) any stock exchange or quotation system on which the Common Stock is then listed or traded, and (e) any other the applicable laws or regulations.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto.

Common Stock means common stock, par value $0.0001 per share.

Company means Orgenesis, Inc., a company formed under the laws of State of Nevada.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's or its Affiliates' securities.

Disability or Disabled means a permanent and total disability in which an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

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Director means a member of the Board of Directors.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or Director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended. Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over- the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with Applicable Laws.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, Director, or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant's Survivors” where the context requires.

Plan means this Orgenesis, Inc. 2017 Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

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Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees, Directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

The number of Shares as to which Stock Rights (including ISOs) may be issued from time to time pursuant to this Plan shall be the sum of: (i) 21,000,000 shares of Common Stock, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 22 of this Plan.

If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan.

Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate's tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.	ADMINISTRATION OF THE PLAN.

Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, Directors and Consultants shall be granted Stock Rights;

c.

Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided however that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year;

d.	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

e.

Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant's consent or in the event of death of the Participant the Participant's Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(B)(iv) below with respect to ISOs and pursuant to Section 409A of the Code; and

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f.

Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

g.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors. In addition, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Administrator.

To the extent permitted under Applicable Law, the Board of Directors or the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Administrator may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, Director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, Director or Consultant of the Company or of an Affiliate. The actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, Director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, Directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

i)        Exercise Price: Each Option Agreement shall state the exercise price per share of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the greater of the par value or the Fair Market Value per share of Common Stock on the date of grant of the Option.

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(ii)        Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)       Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

(iv)      Additional Conditions: Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

a.        The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and b. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

v.        Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

B.        ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

i.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (i) and (v) thereunder.

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ii.	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

a.

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

b.

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

iii.	Term of Option: For Participants who own:

a.

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

b.

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

iii.

Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)

Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by Applicable Law on the date of the grant of the Stock Grant;

(b)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and
(c)

Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant and the purchase price therefor, if any, including the time period or performance conditions or the attainment of stated goals or events upon which such rights shall accrue.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company to terminate the Stock-Based Award without the issuance of Shares, including time- based or performance-based vesting conditions or the attainment of stated goals or events upon which Shares shall be issued.

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To the extent a Stock-Based Award is subject to Section 409A of the Code, such Stock- Based Award shall be paid as provided in the Agreement on the earliest to occur of:

•	death,
•	disability within the meaning of Section 409A of the Code,
•

separation from service with the Company and all of its Affiliates or, in the case of a Specified Employee (which for these purposes is a key employee of the Company or an Affiliate as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), 6 months after a separation from service with the Company and all of its Affiliates,

•	a “change in control event” within the meaning of Section 409A of the Code, or
•	a fixed date as specified by the Administrator in the applicable Agreement.

Payment of a Stock-Based Award subject to Section 409A of the Code shall not be accelerated, except as provided in regulations issued by the Secretary of the Treasury under Section 409A of the Code.

The Company intends that the Plan and any Stock-Based Awards granted hereunder to a United States taxpayer be exempt from the application of Section 409A of the Code, or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, and be operated in accordance with Section 409A of the Code, so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to affect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or such other currencies as may be determined by the Administrator; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above; or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

Upon confirmation of the exercise of the Option by the Company, the Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

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10.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or such other currencies as may be determined by the Administrator; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or full purchase price, if any, for the Shares being purchased and registration of the Shares in the Company's share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant's lifetime, a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an Employee, Director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.

A Participant who ceases to be an Employee, Director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

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b.

Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant's termination of employment.

c.

The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, Director status or consultancy; provided, however, in the case of a Participant's Disability or death within three months after the termination of employment, Director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

d.

Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of Director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

e.

A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, Director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

f.

Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates and the Participant continues to be an Employee, Director or Consultant of the Company or any Affiliate; provided, however, if a Participant's employment by either the Company or an Affiliate shall cease (other than to become an employee of an Affiliate or the Company) or the entity that employees the Participant is no longer deemed an Affiliate, such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the Participant's Option Agreement.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an Employee, Director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited. b. Cause is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant's Option Agreement, a Participant who ceases to be an Employee, Director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant's termination of service due to Disability. A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant's termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, Director or Consultant or, if earlier, within the originally prescribed term of the Option.

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The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a Participant while the Participant is an Employee, Director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death. If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, Director or Consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK- BASED AWARDS.

In the event of a termination of service (whether as an Employee, Director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, Director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, Director status or consultancy so long as the Participant continues to be an Employee, Director or Consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS AND STOCK BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE.

Except as otherwise provided in a Participant's Agreement, in the event of a termination of service for any reason (whether as an Employee, Director or Consultant), other than for Cause for which event there are special rules in Paragraph 19 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company's forfeiture or repurchase rights have not lapsed.

With respect to a termination for a Disability, the Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

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19.	EFFECT ON STOCK GRANTS OR STOCK BASED-AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant's Agreement, the following rules apply if the Participant's service (whether as an Employee, Director or Consultant) with the Company or an Affiliate is terminated for Cause:

a. All Shares subject to any Stock Grant or Stock Based-Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause. b. Cause is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock Based- Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company

20.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

a. The person(s) who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.

At the discretion of the Administrator, the Company shall have received an opinion of its U.S. counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

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The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any Applicable Law.

20.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

22.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant's rights with respect to any outstanding Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Agreement:

A.        Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non- cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B.        Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation or other internal reorganization of the Company (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

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In taking any of the actions permitted under this Paragraph 22B, the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

C.        Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance, if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D.        Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 22, including, but not limited to the effect of any Corporate Transaction, and, subject to Paragraph 4, its determination shall be conclusive.

E.        Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(B)(iv).

23.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

24.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

25.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

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26.	WITHHOLDING.

In the event that any U.S. federal, other country, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by Applicable Law to be withheld from the Participant's salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by Applicable Law, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

27.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

28.	TERMINATION OF THE PLAN.

The Plan will terminate on February __, 2027, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

29.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code or any other tax regulation of any applicable jurisdiction, and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers or other exchange. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 22 of the Plan, the exercise price of an Option may not be reduced without stockholder approval.

14

Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

30.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or Director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or Director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

31.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the laws of Nevada.

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Appendix B

FORM OF
CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION
OF
ORGENESIS INC.
(Pursuant to NRS 78.385 and 78.390)

Pursuant to the provisions of the Nevada Revised Statutes, Chapter 78, the undersigned officer does hereby certify:

FIRST:	That the name of the Corporation is Orgenesis Inc. (the “Corporation”).

SECOND:

That the directors of the Corporation unanimously adopted a resolution on September 23, 2019 which resolution approved an amendment to the Corporation’s Articles of Incorporation (the “Articles”), subject to stockholder approval in accordance with NRS 78.390.

THIRD:

That the stockholders of the Corporation have approved the following amendment to the Articles pursuant to NRS 78.385 and NRS 78.390, such amendment to become effective immediately upon filing with the Nevada Secretary of State:

Article 3 of the Corporation’s articles of incorporation is amended to read in full as follows:

3. Shares:

The Corporation is authorized to issue 2 classes of stock designated, respectively, “Common Stock” and “Preferred Stock.” The number of shares of Common Stock this Corporation is authorized to issue is 145,833,334 (par value per share equal to $0.0001), and the number of shares of Preferred Stock this Corporation is authorized to issue is 10,000,000 (par value per share equal to $0.0001) .

The following is a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class of shares of the capital stock of the Corporation and the holders thereof.

A. COMMON STOCK

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, preferences, privileges and restrictions of the holders of the Preferred Stock, if any, as determined by the board of directors pursuant to Subsection (B) below with respect to any series of Preferred Stock.

2. Voting. The holders of the Common Stock are entitled to 1 vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on the prescription, issuance or reissuance of any series of Preferred Stock by the Corporation pursuant to Subsection (B) below, whether pursuant to an amendment to the articles of incorporation, the filing of a certificate of designation, or otherwise, or on any amendment to the articles of incorporation, or any certificate of designation, that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to the articles of incorporation, a certificate of designation, applicable law or otherwise.

3. Authorization of Additional Shares. The Corporation shall from time to time take all necessary action to amend the articles of incorporation to increase the authorized number of the shares of its Common Stock, to the minimum extent indicated, if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit the conversion of any Preferred Stock or the exercise of options for Common Stock granted by the Corporation. No stockholder shall be entitled to vote with regard to, and no vote of stockholders shall be required with regard to, any amendment of the articles of incorporation adopted pursuant to the preceding sentence.

B-1

B. PREFERRED STOCK

1. Issuance and Reissuance. Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such rights, privileges, preferences and restrictions as stated or expressed in the resolution prescribing such series adopted by the board of directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by the terms of any series of Preferred Stock.

2. Blank Check Preferred Stock. Authority is hereby expressly granted to the board of directors from time to time to prescribe one or more series of Preferred Stock, and in connection with the prescription of any such series, by resolution to designate and to fix the number of shares of any such series and to determine and fix such voting powers, full or limited, or no voting powers, and such other rights, privileges, preferences, designations, limitations and restrictions of any wholly unissued series, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolution, all to the full extent now or hereafter permitted by Chapter 78 of the Nevada Revised Statutes or any successor thereto. Upon the board of directors’ prescription of any such series of Preferred Stock, an officer of the Corporation must file a certificate of designation to establish such series of Preferred Stock as provided by law. Without limiting the generality of the foregoing, and subject to the rights of any series of Preferred Stock then in existence, the resolution prescribing any series of Preferred Stock may provide that particular rights or preferences of such series shall be superior to or rank equally with or be junior to the corresponding rights or preferences of any other series of Preferred Stock to the full extent now or hereafter permitted by Chapter 78 of the Nevada Revised Statutes or any successor thereto. The board of directors, within any limits stated in the resolution of the board of directors originally prescribing the number of shares constituting any series of Preferred Stock, may increase or decrease (but not below the number of shares of such series then outstanding) the number of authorized shares of such series subsequent to the issue of shares of that series; if such increase or decrease is the only amendment being effected, no stockholder shall be entitled to vote with regard to, and no vote of stockholders (of any class and/or series) shall be required with regard to, any amendment of certificate of designation approved pursuant to this sentence.

IN WITNESS WHEREOF, this Certificate of Amendment to the Articles of Incorporation of Orgenesis Inc., is executed as of November ____, 2019.

Vered Caplan
President & Chief Executive Officer

B-2

ANNUAL MEETING OF THE STOCKHOLDERS OF ORGENESIS INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1 →	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT**
Election of Directors	☐	☐	
Vered Caplan			☐
Guy Yachin			☐
David Sidransky			☐
Yaron Adler			☐
Ashish Nanda			☐

CONTROL ID:
REQUEST ID:

Proposal 4 →	**FOR**	**AGAINST**	**ABSTAIN**
To ratify the appointment of Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____
____
____

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, AND 4.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: _______________________, 2019

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)